Exhibit 4.2

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of April 6, 2018 by and among Allogene Therapeutics, Inc. a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor.”

RECITALS:

WHEREAS, the Company and the Investors are parties to that certain Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and

WHEREAS, the Company and Pfizer Inc. (“Pfizer”) are parties to an Asset Contribution Agreement dated April 2, 2018 (the “ACA”) providing for the purchase and sale of certain Pfizer assets in exchange for shares of Series A-1 Preferred Stock; and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement, to induce the Investors to invest funds in the Company pursuant to the Purchase Agreement, and to induce Pfizer to enter into the ACA and consummate the transactions contemplated thereby, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.    Definitions. For purposes of this Agreement:

1.1    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2    “Board of Directors” means the board of directors of the Company.

1.3    “Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

1.4    “Class A Director” means any director of the Company that the holders of record of the Preferred Stock are entitled to elect, exclusively and as a separate class or series of Preferred Stock, in each case pursuant to the Certificate of Incorporation.

1.5    “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.6    “Competitor” means a Person, other than an Investor, engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business of discovering, developing or commercializing pharmaceutical products for use in the fields of oncology or cell-based therapies, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than 20% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor.

1.7    “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.8    “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.9    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.10    “Excluded Registration” means: (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to the issuance of securities in an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.11    “FOIA Party” means a Person, other than an Investor, that, in the reasonable determination of the Board of Directors, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

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1.12    “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.13    “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.14    “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

1.15    “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.16    “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.17    “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.18    “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.19    “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 285,207 shares of Registrable Securities, (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) and for so long as it or its Affiliates hold Registrable Securities, Seaview Trust and Belldegrun Family Trust.

1.20    “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.21    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.22    “Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock.

1.23    “Registrable Securities” means: (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; and (iii) any Common Stock

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issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

1.24    “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.25    “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.26    “SEC” means the United States Securities and Exchange Commission.

1.27    “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.28    “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.29    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.30    “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.31    “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

1.32    “Series A-1 Preferred Stock” means shares of the Company’s Series A-1 Preferred Stock, par value $0.001 per share.

2.    Registration Rights. The Company covenants and agrees as follows:

2.1    Demand Registration.

(a)    Form S-1 Demand. If at any time after the earlier of (i) three years after the date of this Agreement or (ii) 180 days after the effective date of the registration statement for the IPO, the Company receives a request from holders of at least 51% of the Registrable

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Securities then outstanding (but excluding for the specific purpose of this voting threshold shares of Common Stock issued or issuable solely as a result of the provisions of Article Fourth Section B(4.11) of the Certificate of Incorporation) that the Company file a Form S-1 registration statement with respect to the sale of Registrable Securities for which the anticipated aggregate offering price, net of Selling Expenses, would exceed $20 million), then the Company shall (x) within 10 days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within 60 days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b)    Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least 30% of the Registrable Securities then outstanding (but excluding for the specific purpose of this voting threshold shares of Common Stock issued or issuable solely as a result of the provisions of Article Fourth Section B(4.11) of the Certificate of Incorporation) that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $2 million, then the Company shall (i) within 10 days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within 45 days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c)    Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than 60 days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any 12-month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such 60-day period, other than pursuant to a registration relating to the sale or

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grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

(d)    The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a): (i) during the period that is 90 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 180 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b): (i) during the period that is 30 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 60 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the 12-month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Subsection 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Subsection 2.1(d).

2.2    Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within 20 days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

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2.3    Underwriting Requirements.

(a)    If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Initiating Holders, subject only to the reasonable approval of the Board of Directors. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(b)    In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below 30% of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s

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securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)    For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than 50% of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4    Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that: (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended to be a one-year period, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)    furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

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(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)    use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)    promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)    notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5    Furnish Information. It shall be a condition precedent to the obligations of the Company to effect any registration statement pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

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2.6    Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8    Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder and its Affiliates, and the partners, members, officers, directors, and stockholders of each such Holder and its Affiliates; legal counsel and accountants for each such Holder and its Affiliates; any underwriter (as defined in the Securities Act) for each such Holder and its Affiliates; and each Person, if any, who controls or is alleged to control such Holder, its Affiliates or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, its Affiliates, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of and relating to any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

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(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls or is alleged to control the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of and relating to such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)    Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if such indemnified party reasonably determines that representation by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d)    To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially

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determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)    Unless otherwise expressly superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9    Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)    make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

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(b)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies) and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would: (i) provide to such holder or prospective holder the right to include securities in any registration on other than a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include; (ii) allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included in any manner; or (iii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.

2.11    “Market Stand-off” Agreement. Each Holder hereby agrees, if requested by the managing underwriter, that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days in the case of the IPO): (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in

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cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall: (x) apply only to the IPO; (y) not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; and (z) be applicable to the Holders only if all officers, directors, and stockholders individually owning more than 1% of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Class A Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements.

2.12    Restrictions on Transfer.

(a)    The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)    Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

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The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

The foregoing legend shall be removed from the certificates representing any Restricted Securities, at the request of the holder thereof, at such time as (a) a period of at least one year, as determined in accordance with paragraph (d) of SEC Rule 144, has elapsed since the later of the date the Restricted Securities were acquired from the Company or an affiliate of the Company, and (b) the Restricted Securities become eligible for resale pursuant to SEC Rule 144(b)(1)(i).

(c)    The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either: (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter: (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13    Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a)    the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation;

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(b)    such time after consummation of the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; or

(c)    the fifth anniversary of the IPO.

3.    Information and Observer Rights.

3.1    Delivery of Financial Statements. The Company shall deliver to each Major Investor:

(a)    as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company: (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Subsection 3.1(d)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b)    as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c)    as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d)    as soon as practicable before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board of Directors, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

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(e)    with respect to the financial statements called for in Subsection 3.1(a) and Subsection 3.1(b), an instrument executed by the chief financial officer and chief executive officer of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (except as otherwise set forth in Subsection 3.1(b) and fairly present the financial condition of the Company and its results of operation for the periods specified therein.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date 30 days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2    Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3    Observer Rights. As long as Gilead Sciences, Inc., or a subsidiary thereof, (“Gilead”) owns not less than 50% of the shares of Series A Preferred Stock it is purchasing under the Purchase Agreement (or an equivalent amount of Common Stock issued upon conversion thereof), the Company shall invite a representative of Gilead to attend all meetings of the Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that at the Company’s request, the Company and such representative shall enter into a confidentiality agreement in customary form reasonably acceptable to Gilead; provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Company reasonably and in good faith believes that access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest; and provided further that such representative shall not be any individual affiliated directly with Gilead’s business activities in the field of oncology or cell-based therapy.

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3.4    Termination of Information and Observer Rights. The covenants set forth in Subsection 3.1, Subsection 3.2 and Subsection 3.3 shall terminate and be of no further force or effect: (i) immediately before the consummation of the IPO; (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act; or (iii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

3.5    Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information: (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.5 by such Investor); (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information; or (c) is or has been made known or disclosed to such Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information: (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.5; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such existing or prospective Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, regulation, rule, court order or subpoena (including of any securities exchange or market), provided that such Investor promptly, to the extent practicable, notifies the Company of such disclosure and furnishes only that portion of the confidential information that is legally compelled or is otherwise legally required to be disclosed, as reasonably determined by such Investor’s legal counsel. For avoidance of doubt, notwithstanding the notice and other obligations in (iv), the Company acknowledges and agrees that The Regents of the University of California (the “UC”) is subject to the California Public Records Act (Cal. Govt. Code §6250 et. seq. (the “CPRA”)), which provides generally that all records relating to a public agency’s business are open to public inspection and copying unless exempted under the CPRA, and that if the UC is required to make disclosures thereunder (as reasonably determined by the UC’s legal counsel), the UC may do so without further obligations to the Company.

4.    Rights to Future Stock Issuances.

4.1    Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among: (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having

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“beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Investor (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner: (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, (y) agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as a Major Investor under Subsections 3.1, 3.2, 3.3 and 4.1 hereof), and (z) agrees to purchase at least such number of New Securities as are allocable hereunder to the Major Investor holding the fewest number of Preferred Stock and any other Derivative Securities.

(a)    The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)    By notification to the Company within 20 days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Investor bears to the total Common Stock of the Company then outstanding (assuming (i) full conversion and/or exercise, as applicable, of all Preferred Stock and any other Derivative Securities then outstanding and (ii) excluding unallocated stock reserved under the Company’s equity incentive plan as then in effect). At the expiration of such 20-day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten-day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of 90 days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c)    If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the 90-day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less

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than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Subsection 4.1.

(d)    The right of first offer in this Subsection 4.1 shall not be applicable to: (i) Exempted Securities (as defined in the Certificate of Incorporation), and (ii) shares of Common Stock issued in the IPO.

4.2    Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect: (i) immediately before the consummation of the IPO; or (ii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

5.    Additional Covenants.

5.1    Insurance. The Company shall obtain, within 90 days of the date hereof, from financially sound and reputable insurers Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as any Class A Director is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least $3,000,000 at all times prior to the initiation of clinical trials by the Company and at least $5,000,000 at all times following the initiation of clinical trials by the Company, and the Company shall annually, within 120 days after the end of each fiscal year of the Company, deliver to the Investors a certification that such a Directors and Officers liability insurance policy remains in effect.

5.2    Employee Agreements. The Company will cause each Person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement in a customary form reasonably acceptable to the Investors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of a majority of the Class A Directors.

5.3    Employee Stock. Unless otherwise approved unanimously by the Board of Directors, all future equity-based compensation awards granted to employees or consultants shall be granted with an exercise price equal to the fair value of Common Stock on such date (as determined by a 409A valuation) in the form of stock options, and shall provide for vesting of such options over a four-year period, with the first 25% of such shares vesting no earlier than the first anniversary of the grant date, and with the remaining shares vesting in equal monthly installments over the following 36 months (subject to double-trigger vesting acceleration in full upon a change

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of control of the Company). Additionally, all such awards shall provide for a market stand-off provision substantially similar to that in Subsection 2.11. Without the prior unanimous approval by the Board of Directors, the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be inconsistent with this Subsection 5.3.

5.4    Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors. The Company shall cause to be established, as soon as practicable after such request, and will maintain, an audit and compensation committee, each of which shall consist solely of non-management directors. Other than with respect to customary audit and compensation committees of the Board of Directors, each non-employee director shall be entitled in such person’s discretion to be a member of any committee of the Board of Directors; provided that no such committee shall be required to have more than three members, and that, subject to the next sentence, membership of any such committee shall be determined by consensus of the then-serving directors as a group; and provided further that, notwithstanding the foregoing, each non-employee director shall also be entitled in such person’s discretion to participate in meetings of any committee of the Board of Directors in a non-voting observer capacity, and, in this respect, shall be provided with copies of all notices, minutes, consents, and other materials provided to the members of such committee(s) at the same time and in the same manner as provided to such members. Each committee of the Board of Directors shall include at least one Class A Director (with the Class A Director(s) serving on such committees to be determined by consensus of the Class A Directors as a group). The Board of Directors shall adopt customary delegations of authority for management promptly (but in any event within 90 days) following the Initial Closing (as defined in the Purchase Agreement).

5.5    Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Certificate of Incorporation, or elsewhere, as the case may be.

5.6    Expenses of Counsel. In the event of a transaction which is a Sale of the Company (as defined in the Voting Agreement of even date herewith among the Investors, the Company and the other parties named therein), the reasonable fees and disbursements of one counsel for the Major Investors (“Investor Counsel”), in their capacities as stockholders, shall be borne and paid by the Company. At the outset of considering a transaction which, if consummated would constitute a Sale of the Company, the Company shall obtain the ability to share with the Investor Counsel (and such counsel’s clients) and shall share the confidential information (including, without limitation, the initial and all subsequent drafts of memoranda of understanding, letters of intent and other transaction documents and related non-compete, employment, consulting

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and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others would constitute the Sale of the Company. The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one or more of the other parties to such transaction(s). In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense agreement or other arrangement to enhance the ability of the parties to protect their communications and other reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to Investor Counsel. In the event that one or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense agreement in order to receive such information, then the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel.

5.7    Right to Conduct Activities. The Company hereby agrees and acknowledges that TPG Carthage Holdings, L.P. and The Rise Fund Carthage, L.P. (collectively, “TPG”) (together with its Affiliates) is a professional investment organization, Pfizer (together with its Affiliates), Gilead (together with its Affiliates) and the UC (together with its Affiliates) are also in the business of making investments in third parties, and as such each of TPG, Pfizer, Gilead and UC review the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, TPG (and its Affiliates) Pfizer (and its Affiliates), Gilead (and its Affiliates) and UC (and its Affiliates) shall not be liable to the Company for any claim arising out of, or based upon: (i) the investment by TPG (or its Affiliates), Pfizer (or its Affiliates), Gilead (or its Affiliates) or UC (or its Affiliates) in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of TPG (or its Affiliates), Pfizer (or its Affiliates), Gilead (or its Affiliates) or UC (or its Affiliates) to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.8    FCPA Compliance. The Company shall not, and shall not permit any of its subsidiaries and Affiliate or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents (collectively, “Representatives”) to, promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any non-U.S. government official, in each case, in violation of the U.S. Foreign Corrupt Practices Act, as amended (“FCPA”) or any other applicable anti-bribery or anti-corruption law. The Company shall, and shall cause each of its subsidiaries and Affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries

22

or Affiliates or any of its or their respective Representatives in violation of the FCPA or any other applicable anti-bribery or anti-corruption law. The Company shall, and shall cause each of its Affiliates and subsidiaries to, maintain systems or internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law.

5.9    Termination of Covenants. The covenants set forth in this Section 5, except for Subsections 5.5, 5.6 and 5.7, shall terminate and be of no further force or effect: (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

6.    Miscellaneous.

6.1    Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that is either: (a) an Affiliate of a Holder, (b) a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members, or (c) after such transfer, a Holder of at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2    Governing Law. This Agreement shall be governed by the internal law of the State of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware; provided, however, that provisions specific to UC’s confidentiality and CPRA obligations set forth in Section 3.5 and sovereign immunity and right to decline to be sued in federal court as set forth in Subsection 6.10 shall be construed in accordance with the laws of the State of California notwithstanding any applicable laws or conflicts of laws principles.

6.3    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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6.4    Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5    Notices.

(a)    All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5.

(b)    Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth below such Investor’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

6.6    Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least 51% of the Registrable Securities then outstanding (but excluding for the specific purpose of this voting threshold shares of Common Stock issued or issuable solely as a result of the provisions of Article Fourth Section B(4.11) of the Certificate of Incorporation); provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing: (a) this

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Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction, so long as each Major Investor is provided with an opportunity to purchase up to its portion of New Securities being offered in accordance with Subsection 4.1); (b) Subsections 3.1 and 3.2, Section 4, and any other section of this Agreement applicable to the Major Investors (including this clause (b) of this Subsection 6.6) may not be amended, modified, terminated or waived without the written consent of the holders of at least 51% of the Registrable Securities then outstanding and held by the Major Investors (but excluding for the specific purpose of this voting threshold shares of Common Stock issued or issuable solely as a result of the provisions of Article Fourth Section B(4.11) of the Certificate of Incorporation); (c) so long as the UC holds any Registrable Securities, the provisions of Subsection 3.5, Subsection 6.2, this Subsection 6.6(c), and Subsection 6.10 may not be amended, terminated or waived in any manner adverse to the UC without the consent of the UC and (d) Subsection 3.3 and this Subsection 6.6(d) may not be amended, modified, terminated or waived without the written consent of Gilead. Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time to add transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties. The Company shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7    Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8    Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9    Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

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6.10    Dispute Resolution. Subject to the last sentence hereof, the parties: (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Court of Chancery of the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the above-named courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Notwithstanding the foregoing, the UC will not be subject to the jurisdiction of a federal court and maintains its 11th Amendment right to decline to be sued in a federal court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.11    Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ Joshua A. Kazam
Name:	Joshua A. Kazam
Title:	President

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

THE RISE FUND CARTHAGE, L.P.

By: The Rise Fund GenPar, L.P. its General Partner
By: The Rise Fund GenPar Advisors, LLC its General Partner

By:	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

TPG CARTHAGE HOLDINGS, L.P.

By: TPG GenPar VII, L.P. its General Partner
By: TPG GenPar VII Advisors, LLC its General Partner

By:	/s/ Adam Fliss
Name:	Adam Fliss
Title:	Vice President

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

VIDA VENTURES, LLC

By: VV Manager, LLC, its Managing Member

By:	/s/ Fred Cohen
Name:	Fred Cohen
Title:	Senior Managing Director

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

VVAG SPECIAL FUND LLC

By: VVAG LLC, its manager

By:	/s/ Fred Cohen
Name:	Fred Cohen
Title:	Senior Managing Member

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PFIZER, INC.

By:	/s/ G. Mikael Dolsten
Name:	G. Mikael Dolsten
Title:	President, Worldwide Research & Development

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

GILEAD SCIENCES, INC.

By:	/s/ John F. Milligan, Ph.D.
Name:	John F. Milligan, Ph.D.
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Jagdeep Singh Bachher
Name:	Jagdeep Singh Bachher
Title:	Chief Investment Officer
Regents of the University of California

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Veer Bhavnagri
VEER BHAVNAGRI

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Joshua A. Kazam
JOSHUA A. KAZAM

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ David M. Tanen
DAVID M. TANEN

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SEAVIEW TRUST

By:	/s/ Joshua A. Kazam
Name:	Joshua A. Kazam
Title:	Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BELLDEGRUN FAMILY TRUST

By:	/s/ Arie S. Belldegrun, M.D., FACS
Name:	Arie S. Belldegrun, M.D., FACS
Title:	Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CHANG 2006 FAMILY TRUST

By:	/s/ David D. Chang
Name:	David D. Chang
Title:	Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Franz Humer
FRANZ HUMER

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Own Witte
OWEN WITTE

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Christine Cassiano
CHRISTINE CASSIANO

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

KB/V LLC
By: Kingsbrook Opportunities GP LLC, its Manager

By:	/s/ Scott M. Wallace
Name:	Scott M. Wallace
Title:	Managing Member

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ James Economou
JAMES ECONOMOU

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Allan Pantuck
ALLAN PANTUCK

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Stuart Holder
STUART HOLDEN

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Roy Doumani
ROY DOUMANI

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

KIERNAN FAMILY TRUST

By:	/s/ Vera Kiernan
Name:	Vera Kiernan
Title:	Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

/s/ Linda Barnes
LINDA BARNES

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is made as of September 5, 2018, by and among Allogene Therapeutics, Inc., a Delaware corporation (the “Company”), and the other individuals and entities listed on the signature pages hereto (the “Investors”), and amends that certain Investors’ Rights Agreement, dated April 6, 2018, by and among the Company and the investors listed on Schedule A thereto (the “Agreement”).

RECITALS

A. The Company and the Investors have agreed to enter into this Amendment to modify the terms of the Agreement in connection with the sale and issuance of convertible promissory notes of the Company (the “Notes”) pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

B. The Agreement provides that any term of the Agreement may be amended only with the written consent of the Company and the holders of at least 51% of the Registrable Securities then outstanding (but excluding for the specific purpose of this voting threshold shares of Common Stock issued or issuable solely as a result of the provisions of Article Fourth Section B(4.11) of the Certificate of Incorporation) (with each capitalized term having the meaning set forth in the Agreement).

AGREEMENT

The parties hereby agree as follows:

1. Section 1.23 of the Agreement is hereby amended and restated to read in full as follows:

““Registrable Securities” means: (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; (iii) any Common Stock issued upon conversion of the Notes in connection with an Initial Public Offering (as defined in the Notes); and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i), (ii) and (iii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement. For purposes of this Section 1.23, “Notes” shall mean the Company’s convertible promissory notes issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.”

2. Section 2.8(c) of the Agreement is hereby amended and restated to read in full as follows:

“Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if such indemnified party reasonably determines that representation by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.”

3. Section 2.11 of the Agreement is hereby amended and restated to read in full as follows:

““Market Stand-off” Agreement. Each Holder hereby agrees, if requested by the managing underwriter, that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days) (the “Lock-up Period”): (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall: (A) apply only to the IPO; (B) not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; provided, however, that the foregoing restrictions shall not apply, in the case of a Holder that is an entity, to the transfer of any shares to an Affiliate of such Holder or any of the Holder’s stockholders, members, partners or other equity holders, provided that such Affiliate, stockholder, member, partner or other equity holder agrees to be bound in writing by the restrictions set forth herein and no public disclosure or filing under the Exchange Act by any party to the transfer (the Holder, Affiliate, stockholder, member, partner or other equity holder) shall be required, or made voluntarily, during the Lock-up Period; (C) be applicable to the Holders only if all officers, directors, and stockholders individually owning more than 1% of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions; and (D) not apply to the transfer of any shares acquired (x) from the underwriters in the IPO or (y) in open market transactions on or after the IPO. In addition, if any officer, director or stockholder of the Company is granted an early release from the restrictions described this Subsection 2.11 during the Lock-up Period with respect to more than 1% in the aggregate of the Company’s total outstanding common stock (whether in one or multiple releases), then each Major Investor shall also be granted an early release from its obligations hereunder on a pro rata basis with all other record or beneficial holders of similarly restricted securities of the Company based on the maximum percentage of shares held by any such record or beneficial holder being released from such holder’s lock-up agreement; provided, however, that in the case of an early release from the restrictions described herein during the Lock-up Period in connection with an underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering of common stock (an “Underwritten Sale”), such early release shall only apply with respect to the Major Investor’s participation in such Underwritten Sale so long as the Major Investor is given the ability to participate in such Underwritten Sale on a proportionate basis with the holder being released. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements.”

4. Section 2.12 of the Agreement is hereby amended and restated to read in full as follows:

“Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, pursuant to SEC Rule 144, in each case, to be bound by the terms of this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

The foregoing legend shall be removed from the certificates representing any Restricted Securities, at the request of the holder thereof, at such time as (a) a period of at least one year, as determined in accordance with paragraph (d) of SEC Rule 144, has elapsed since the later of the date the Restricted Securities were acquired from the Company or an affiliate of the Company, or (b) the Restricted Securities become eligible for resale pursuant to SEC Rule 144(b)(1)(i).

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either: (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter: (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that, with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its IPO or in connection with a sale of Registrable Securities by a Holder pursuant to SEC Rule 144 and the Company shall obtain an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend and provide such opinion to the transfer agent.”

5. Schedule A of the Agreement is hereby amended to add the investors listed on Exhibit A attached hereto (each such investor, a “New Investor”). Upon the execution of the counterpart signature page attached hereto as Exhibit B, each New Investor shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (excluding Subsection 2.11) and Section 6 under the Agreement with respect to the Common Stock issued upon conversion of the Notes in connection with an Initial Public Offering (as defined in the Notes).

6. All other provisions of the Agreement shall remain in full force and effect.

7. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

8. This Amendment shall be construed in accordance with the laws of the State of Delaware, excluding conflicts of laws principles.

9. This Amendment and the Agreement and all exhibits hereto or thereto are intended to be the sole agreement of the parties as they relate to the subject matter hereof and thereof and do hereby supersede all other agreements of the parties relating to the subject matter hereof or thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

COMPANY:

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.

Name:	David Chang, M.D., Ph.D.

Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

THE RISE FUND CARTHAGE, L.P.

By: The Rise Fund GenPar, L.P.

its General Partner
By: The Rise Fund GenPar Advisors, LLC
its General Partner

By:	/s/ Michael LaGatta

Name:	Michael LaGatta

Title:	Vice President

TPG CARTHAGE HOLDINGS, L.P.

By: TPG GenPar VII, L.P.
its General Partner
By: TPG GenPar VII Advisors, LLC
its General Partner

By:	/s/ Adam Fliss

Name:	Adam Fliss

Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

VVAG SPECIAL FUND LLC

By: VVAG LLC, its manager

By:	/s/ Fred Cohen
Name: Fred Cohen
Title: Senior Managing Director

VIDA VENTURES, LLC

By: VV Manager LLC, its manger

By:	/s/ Fred Cohen
Name: Fred Cohen
Title: Senior Managing Director

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

GILEAD SCIENCES, INC.

By:	/s/ John F. Milligan, Ph.D.
Name: John F. Milligan, Ph.D.
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

PFIZER, INC.

By:	/s/ Douglas E. Giordano
Name: Douglas E. Giordano
Title: SVP of Worldwide Business Development

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Jagdeep Singh Bachher
Name: Jagdeep Singh Bachher
Title: Chief Investment Officer
Regents of the University of California

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

BELLDEGRUN FAMILY TRUST

By:	/s/ Arie Belldegrun, M.D., FACS
Name: Arie Belldegrun, M.D., FACS
Title: Trustee

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

By:	/s/ Joshua A. Kazam
Name: JOSHUA A. KAZAM

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

By:	/s/ David M. Tanen
Name: DAVID M. TANEN

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

SEAVIEW TRUST

By:	/s/ Hanna Ackerman
Name: Hanna Ackerman
Title: Trustee

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

INVESTOR:

CHANG 2006 FAMILY TRUST

By:	/s/ David Chang, M.D., Ph.D.
Name: David Chang, M.D., Ph.D.
Title: Trustee

[SIGNATURE PAGE TO AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT]

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTORS:

SMALLCAP World Fund, Inc.

By:	Capital Research and Management Company, for and on behalf of SMALLCAP World Fund, Inc.

	By:	/s/ Mark E. Brubaker
	Name:	Mark E. Brubaker
	Title:	Authorized Signatory

American Funds Insurance Series – Global Small Capitalization Fund

By:	Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Global Small Capitalization Fund

	By:	/s/ Mark E. Brubaker
	Name:	Mark E. Brubaker
	Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTORS:

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust
MassMutual Select Funds—MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
Each account, severally not jointly

By:	T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ J. David Wagner

Name:	J. David Wagner

Title:	Vice President

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTORS:

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds – TD Health Sciences Fund
VALIC Company I – Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
Each account, severally not jointly

By:	T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ John C. Hall
Name:	John C. Hall
Title:	Vice President

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR:

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.

By:	/s/ Adam Stone

Name: Adam Stone

Title: C.I.O.

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTORS:

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Colm Hogan

Name: Colm Hogan
Title: Authorized Signatory

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Colm Hogan

Name: Colm Hogan
Title: Authorized Signatory

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan

Name: Colm Hogan

Title: Authorized Signatory

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTORS:

BLACKROCK HEALTH SCIENCES MASTER UNIT TRUST
By:	BlackRock Capital Management, Inc.
Its:	Investment Advisor

By:	/s/ Hongying Xie
Name: Hongying Xie
Title: Managing Director

BLACKROCK HEALTH SCIENCES TRUST
By:	BlackRock Advisors, LLC
Its:	Investment Advisor

By:	/s/ Hongying Xie
Name: Hongying Xie
Title: Managing Director

BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO, A SERIES OF BLACKROCK FUNDS
By:	BlackRock Advisors, LLC
Its:	Investment Advisor

By:	/s/ Hongying Xie
Name: Hongying Xie
Title: Managing Director

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR:

VENBIO SELECT FUND LLC

By:	/s/ Behzad Aghazadeh
Name: Behzad Aghazadeh
Title: Portfolio Manager

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR:

CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.
By: Citadel Advisors LLC, its portfolio manager

By:	/s/ Shellane Mulcahy
Name: Shellane Mulcahy
Title: Authorized Signatory

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.
By: Deerfield Mgmt, L.P. General Partner
By: J.E. Flynn Capital, LLC General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR:

FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By: Franklin Advisers, Inc., as Investment Manager

By:	/s/ Evan McCulloch

Name: Evan McCulloch

Title: Vice President

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR:

JENNISON GLOBAL HEALTHCARE MASTER FUND, LTD.

By: Jennison Associates LLC, as Investment Manager of Jennison Global Healthcare Master Fund, Ltd.

By:	/s/ David Chan

Name: David Chan
Title: Managing Director of Jennison Associates LLC and Portfolio Manager of the Fund

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	AL Co-Investment LLC

	By:	/s/ Owen Littman
		Name:	Owen Littman
		Title:	Authorized Signatory

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Procurator Holdings, LLC

	By:	/s/ Victor Chiang
		Name:	Victor Chiang
		Title:	Managing Member

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	South Bay Capital Partners, LLC

	By:	/s/ Maurice Marciano
		Name:	Maurice Marciano
		Title:	Manager

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Richard S. Ressler

Signature:	/s/ Richard S. Ressler

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Stella Maris Holding Corp.

	By:	/s/ Daniel Stutz /s/ Rudy Buhler
		Name:	Daniel Stutz Rudy Buhler
		Title:	Corporate Directors

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Mr. Ran Rahav

Signature:	/s/ Mr. Ran Rahav

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Quartet, L.P.

	By:	/s/ Russell Goldsmith
		Name:	Russell Goldsmith
		Title:	General Partner

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Avi Arad

Signature:	/s/ Avi Arad

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Tiomkin Avi

Signature:	/s/ Tiomkin Avi

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Harry Sloan

Signature:	/s/ Harry Sloan

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	SUMMIT COMMERCIAL INTERNATIONAL SA
	By:	ELPIDIA FINANCE INC. AS DIRECTOR

	By:	/s/ Teresa de Herrero
Name: Teresa de Herrero
Title: Director

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Anton Linderum

Signature:	/s/ Anton Linderum

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Dominick Fernando Mills Jr. and Christine Cassiano Family Trust

	By:	/s/ Dominick F. Mills
		Name:	Dominick F. Mills
		Title:	Trustee

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Cynthia M. Butitta

Signature:	/s/ Cynthia M. Butitta

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Frederic D. Rosen

Signature:	/s/ Frederic D. Rosen

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Sonostar Ventures LLC

	By:	/s/ Gregory Kiernan
		Name:	Gregory Kiernan
		Title:	CEO

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Mann Living Trust

	By:	/s/ Robert S. Mann
		Name:	Robert S. Mann
		Title:	Trustee

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Sherry Lansing Trust dtd 4/23/88

	By:	/s/ Sherry Lansing
		Name:	Sherry Lansing
		Title:	Trustee

INVESTOR (if an individual):

Name of Investor:

Signature:

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Hanna Ackerman

Signature:	/s/ Hanna Ackerman

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Linda Barnes

Signature:	/s/ Linda Barnes

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Joshua Lennon Bradley

Signature:	/s/ Joshua Lennon Bradley

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Christopher M. Wilfong

Signature:	/s/ Christopher M. Wilfong

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Sean Algeo

Signature:	/s/ Sean Algeo

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:	Laura Whelan

Signature:	/s/ Laura Whelan

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September 5, 2018

INVESTOR (if an entity):

Name of Investor:	Messemer Family Trust dated February 18, 2003

	By:	/s/ Deborah McDonald Messemer
		Name:	Deborah McDonald Messemer
		Title:	Trustee

INVESTOR (if an individual):

Name of Investor:

Signature:

EXHIBIT A

Investors

EXHIBIT B

COUNTERPART SIGNATURE PAGE TO

ALLOGENE THERAPEUTICS, INC.

INVESTORS’ RIGHTS AGREEMENT

The undersigned is a holder of a convertible promissory note (the “Note”) of Allogene Therapeutics, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated September 5, 2018, by and among the Company and the purchasers listed on Exhibit A thereto.

The undersigned hereby agrees to be bound by the terms and conditions contained in the Investors’ Rights Agreement, dated April 6, 2018, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as EXHIBIT A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.

Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2 (but excluding Subsection 2.11) under the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).

Dated: September ___, 2018

INVESTOR (if an entity):

Name of Investor:

By:
Name:
Title:

INVESTOR (if an individual):

Name of Investor:

Signature:

EXHIBIT A

INVESTORS’ RIGHTS AGREEMENT